SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K
                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


Date of Report:  October 23, 2003
(Date of earliest event reported)

Commission File No.:  333-98129

                    Wells Fargo Asset Securities Corporation

        Delaware                                                 52-1972128
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(State of Incorporation)                                     (I.R.S. Employer
                                                             Identification No.)


7485 New Horizon Way
Frederick, Maryland                                              21703
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Address of principal executive offices                        (Zip Code)



                                 (301) 846-8881
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               Registrant's Telephone Number, including area code



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              (Former name, former address and former fiscal year,
                          if changed since last report)





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ITEM 5.     Other Events

            Attached as an exhibit are Collateral Term Sheets (as defined in the no-action letter dated February 17, 1995 issued by the Securities and Exchange Commission to the Public Securities Association) prepared by UBS Investment Bank which are hereby filed pursuant to such letter.

ITEM 7.     Financial Statements and Exhibits

            (c) Exhibits

Item 601(a)
of Regulation S-K
Exhibit No.                                     Description
-----------------                               -----------
      (99)                                      Collateral Term Sheets prepared
                                                by UBS Investment Bank in
                                                connection with Wells Fargo
                                                Asset Securities Corporation,
                                                Mortgage Pass-Through
                                                Certificates, Series 2003-16


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            Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                    WELLS FARGO ASSET SECURITIES CORPORATION

October 23, 2003

                                   By:   /s/ Alan S. McKenney
                                       --------------------------------------
                                       Alan S. McKenney
                                       Vice President


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                                INDEX TO EXHIBITS

                                                            Paper (P) or
Exhibit No.             Description                         Electronic (E)
-----------             -----------                         --------------
   (99)                 Collateral Term Sheets                     E
                        prepared by UBS Investment
                        Bank in connection with
                        Wells Fargo Asset Securities
                        Corporation, Mortgage
                        Pass-Through Certificates,
                        Series 2003-16